UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-KA

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: August 8, 2001

                         Torchmail Communications, Inc.
                         ------------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
         (State or other jurisdiction of incorporation or organization)

              001-07894                            95-2312900
              ---------                            ----------
     (Commission File Number)          (IRS Employer Identification Number)



                         268 West 400 South, Suite #300
                           Salt Lake City, Utah 84101
                           --------------------------
                    (Address of principal executive offices)

                                 (801) 575-8073
                                 ---------------
              (Registrant's telephone number, including area code)


                              Erly Industries, Inc.
                         Previous name of the Registrant




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



ITEM 4.
Changes in Registrant's Certifying Accountant

On July 31, 2001, Torchmail Communications Inc., (fka Erly Industries, Inc.) ("the Company") dismissed Postlethwaite & Netterville APAC ("Postlethwaite"), as the principle accountant previously engaged to audit the Company's financial statement. Effective August 1, 2001, the Company retained Jones, Wright, Simkins and Associates ("Jones") as the principal accountants to replace Postlethwaite. The Company's audit committee and board of directors approved the change of accountants from Postlethwaite to Jones.

The audit reports of Postlethwaite on the Company's financial statements for the fiscal year ending March 31, 2000 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except such reports were modified to include an explanatory paragraph for a going concern uncertainty.

In connection with the audit of the fiscal year ending March 31, 2001, the subsequent interim period through June 30, 2001, and through to the date of dismissal July 31, 2001, the Company had no disagreements with Postlethwaite on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures. Had there been any disagreements that were not resolved to their satisfaction, such disagreements would have caused Postlethwaite to make reference in connection with their opinion to the subject matter of the disagreement in their reports to the company or in its letter attached hereto. In addition, during that time there were no reportable events (as defined in Item304(a) (1) (iv) of Regulation S-B).

During the fiscal years ending March 31, 2000 and 2001, and the subsequent interim period through June 30, 2001, and through to the date of dismissal, July 31, 2001 and prior to such appointment, the Company did not consult with Jones regarding the application of generally accepted accounting principles to a specific transaction, either proposed or completed, or the type of audit opinion that might be rendered on the Company's financial statements. Since there were no disagreements or reportable events (as defined in Item 304(a) (2) of Regulation S-B), the Company did not consult Postlethwaite regarding the application, either proposed or completed, of the type of audit opinion that might be rendered on the Company's financial statements. Since there were no disagreements or reportable events (as defined in Item 304(a)(2) of Regulation S-B), the Company did not consult Postlethwaite in respect to these matters during that time.

The Company provided Postlethwaite with a copy of this report prior to filing it with the SEC. The Company requested that Postlethwaite furnish the Company with a letter to the SEC stating whether Postlethwaite agrees with the above statements. A copy of that letter dated August 8, 2001 is filed as Exhibit 16 to this Form 8-KA.

ITEM 7.
Financial Statements and Exhibits

The following exhibits is included:

         a. Letter from Postlethwaite, dated 8th day of August, 2001, relating to the dismissal of its services as the Registrant's independent auditors (SEC reference Number 16) and addressing the content of this 8-KA.


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



Pursuant to the requirement of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 8, 2001
                                Torchmail Communications, Inc.
                                A Delaware Corporation

                                By:   /s/   Richard D. Surber
                                   --------------------------------------------
                                Richard D. Surber
                                President

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


                                   Exhibit 16
                                  (Letterhead)
                           Postlethwaite & Netterville
                      A Professional Accounting Corporation
           Associated Offices in Principal Cities of the United States

                                  www.pncpa.com



August 8, 2001



Securities and Exchange Commission
450 Fifth Street, NW
Washington, D.C. 20549

Re: Torchmail Communications, Inc.



We have read the statements that we understand Torchmail Communications, Inc., formerly known as Erly Industries, Inc. will include under Item 4 of the Form 8-KA report it will file August 8, 2001 regarding the recent change of auditors. We agree with such statements made regarding our firm. We have no basis to agree or disagree with other statements made under Item 4.

Yours truly,

/s/  Postlethwaite & Netterville
Postlethwaite & Netterville APAC
















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